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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) March 7, 1997.
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                       GRAHAM-FIELD HEALTH PRODUCTS, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                1-8801                11-2578230
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 (State or other jurisdiction      (Commission           (IRS Employer
         of incorporation)         File Number)         Identification No.)


400 Rabro Drive East, Hauppauge, New York                     11788
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 (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code  (516) 582-5900
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 7, 1997 (the "Closing Date"), Everest & Jennings, Inc. ("E&J"), a wholly-owned subsidiary of Graham-Field Health Products, Inc., a Delaware corporation (the "Registrant"), acquired substantially all of the issued and outstanding shares of capital stock (the "Kuschall Stock") of Kuschall of America, Inc., a California corporation ("Kuschall"), pursuant to a Stock Purchase Agreeement, dated as of March 7, 1997 (the "Stock Purchase Agreement"), by and among the Registrant, E&J, Michael H. Dempsey, and Naomi C. Dempsey. The Stock Purchase Agreement contains customary representations and warranties of the parties. Under the terms of the Stock Purchase Agreement, the obligations of Kuschall were guaranteed by the former principal of Kuschall, Michael H. Dempsey. In accordance with the terms and provisions of the Stock Purchase Agreement, E&J acquired the Kuschall Stock for a purchase price (the "Purchase Price") equal to $1,510,000. The Purchase Price was paid by the issuance and delivery of 116,154 shares of the common stock, par value $.025 per share, of the Registrant, valued at $13.00 per share of which 23,230 shares (the "Escrowed Shares") were delivered into escrow. The Purchase Price is subject to adjustment if the final determination of the Closing Date Net Book Value (as defined in the Stock Purchase Agreement) of the assets acquired by E&J is greater or less than $1,510,000. All of the escrowed shares will be held in escrow until March 7, 1999, subject to any purchase price adjustments in favor of E&J or claims for indemnification.

         The former principal of Kuschall, Michael H. Dempsey, entered into a three (3) year consultant agreement dated as of March 7, 1997, pursuant to which Mr. Dempsey will act as a consultant to the Registrant.

         Kuschall manufactures pediatric wheelchairs, high-performance adult wheelchairs and other rehabilitation products. Kuschall has a significant presence in the United States, Canada, Japan, New Zealand and Australia, and generates revenues of approximately $4 million annually.


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ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS:

                  The Registrant is not required to file financial information under the rules and regulations of the Securities and Exchange Commission in connection with the Registrant's acquisition of Kuschall of America, Inc.

         (B)      PRO-FORMA FINANCIAL INFORMATION AND INTERIM FINANCIAL
                  STATEMENTS.

                  The Registrant is not required to file financial information under the rules and regulations of the Securities and Exchange Commission in connection with the Registrant's acquisition of Kuschall of America, Inc.



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         (C) EXHIBITS:

             EXHIBIT NO.  DESCRIPTION

             2(a) Stock Purchase Agreement* dated as of March 7, 1997, by and among Graham-Field Health Products, Inc. (the "Registrant"), Everest & Jennings, Inc. ("E&J"), Michael H. Dempsey and Naomi C. Dempsey.

             10(a) Escrow Agreement* dated as of March 7, 1997, by and among the Registrant, E&J, Michael H. Dempsey, and Robert E. Lesser, as escrow agent.

             10(b) Consultant Agreement* dated as of March 7, 1997, by and between the Registrant and Michael H. Dempsey.

             99(a)        Press Release* dated March 14, 1997.


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*        Such items were previously furnished to the Securities and Exchange
         Commission in connection with the filing of the Registrant's Form 8-K (Date of Event Reported: March 7, 1997) on March 20, 1997.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GRAHAM-FIELD HEALTH PRODUCTS, INC.



Date:  May 19, 1997                         By:  s/Irwin Selinger
                                                -----------------
                                                Irwin Selinger
                                                Chairman of the Board and
                                                Chief Executive Officer




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                                  EXHIBIT INDEX



ITEM NO.                           DESCRIPTION                          PAGE NO.


(A)  FINANCIAL STATEMENTS:


     The Registrant is not required to file financial information under the rules and regulations of the Securities and Exchange Commission in connection with the Registrant's acquisition of Kuschall of America, Inc.



(B)  PRO-FORMA FINANCIAL INFORMATION AND INTERIM FINANCIAL STATEMENTS:

     The Registrant is not required to file financial information under the rules and regulations of the Securities and Exchange Commission in connection with the Registrant's acquisition of Kuschall of America, Inc.




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ITEM NO.                           DESCRIPTION                          PAGE NO.


(C)  EXHIBITS:


2(a) Stock Purchase Agreement dated as of March 7, 1997, by and among Graham-Field Health Products, Inc. (the "Registrant"), Everest &
         Jennings, Inc. ("E&J"), Michael H. Dempsey and Naomi C. Dempsey.     *

10(a) Escrow Agreement dated as of March 7, 1997, by and among the Registrant, E&J, Michael H. Dempsey, and Robert E. Lesser, as escrow
         agent.                                                               *

10(b)    Consultant Agreement dated as of March 7, 1997, by and between the
         Registrant and Michael H. Dempsey.                                   *

99(a)    Press Release dated March 14, 1997.                                  *




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*        The Registrant furnished such exhibits to the Securities and Exchange
         Commission in connection with the filing of the Registrant's Form 8-K (Date of Event Reported: March 7, 1997) on March 20, 1997.


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